3rd Quarter 2024 Earnings Supplement October 30, 2024

2Central Pacific Financial Corp. Forward-Looking Statements This document may contain forward-looking statements (“FLS”) concerning: projections of revenues, expenses, income or loss, earnings or loss per share, capital expenditures, the payment or nonpayment of dividends, capital position, credit losses, net interest margin or other financial items; statements of plans, objectives and expectations of Central Pacific Financial Corp. (the "Company") or its management or Board of Directors, including those relating to business plans, use of capital resources, products or services and regulatory developments and regulatory actions; statements of future economic performance including anticipated performance results from our business initiatives; or any statements of the assumptions underlying or relating to any of the foregoing. Words such as "believe," "plan," "anticipate," "seek," "expect," "intend," "forecast," "hope," "target," "continue," "remain," "estimate," "will," "should," "may" and other similar expressions are intended to identify FLS but are not the exclusive means of identifying such statements. While we believe that our FLS and the assumptions underlying them are reasonably based, such statements and assumptions are by their nature subject to risks and uncertainties, and thus could later prove to be inaccurate or incorrect. Accordingly, actual results could differ materially from those statements or projections for a variety of reasons, including, but not limited to: the effects of inflation and interest rate fluctuations; the adverse effects of recent bank failures and the potential impact of such developments on customer confidence, deposit behavior, liquidity and regulatory responses thereto; the adverse effects of the COVID-19 pandemic virus (and its variants) and other pandemic viruses on local, national and international economies, including, but not limited to, the adverse impact on tourism and construction in the State of Hawaii, our borrowers, customers, third-party contractors, vendors and employees, as well as the effects of government programs and initiatives in response thereto; supply chain disruptions; labor contract disputes and potential strikes impacting both the U.S. National and Hawaii economies; the increase in inventory or adverse conditions in the real estate market and deterioration in the construction industry; adverse changes in the financial performance and/or condition of our borrowers and, as a result, increased loan delinquency rates, deterioration in asset quality, and losses in our loan portfolio; the impact of local, national, and international economies and events (including natural disasters such as wildfires, volcanic eruptions, hurricanes, tsunamis, storms, and earthquakes) on the Company's business and operations and on tourism, the military, and other major industries operating within the Hawaii market and any other markets in which the Company does business; deterioration or malaise in domestic economic conditions, including any destabilization in the financial industry and deterioration of the real estate market, as well as the impact of declining levels of consumer and business confidence in the state of the economy in general and in financial institutions in particular; changes in estimates of future reserve requirements based upon the periodic review thereof under relevant regulatory and accounting requirements; the impact of the Dodd-Frank Wall Street Reform and Consumer Protection Act, changes in capital standards, other regulatory reform and federal and state legislation, including but not limited to regulations promulgated by the Consumer Financial Protection Bureau, government-sponsored enterprise reform, and any related rules and regulations which affect our business operations and competitiveness; the costs and effects of legal and regulatory developments, including legal proceedings and lawsuits we are or may become subject to, or regulatory or other governmental inquiries and proceedings and the resolution thereof; the results of regulatory examinations or reviews and the effect of, and our ability to comply with, any regulations or regulatory orders or actions we are or may become subject to, and the effect of any recurring or special FDIC assessments; the effect of changes in accounting policies and practices, as may be adopted by the regulatory agencies, as well as the Public Company Accounting Oversight Board, the Financial Accounting Standards Board and other accounting standard setters and the cost and resources required to implement such changes; the effects of and changes in trade, monetary and fiscal policies and laws, including the interest rate policies of the Board of Governors of the Federal Reserve System; securities market and monetary fluctuations, including the impact resulting from the elimination of the London Interbank Offered Rate Index; negative trends in our market capitalization and adverse changes in the price of the Company's common stock; the effects of any acquisitions or dispositions we may make or evaluate, and the costs associated with any potential or actual acquisition or disposition, including re-engagement in any potential acquisition process; political instability; acts of war or terrorism; changes in consumer spending, borrowings and savings habits; technological changes and developments; cybersecurity and data privacy breaches and the consequence therefrom; failure to maintain effective internal control over financial reporting or disclosure controls and procedures; our ability to address deficiencies in our internal controls over financial reporting or disclosure controls and procedures; changes in the competitive environment among financial holding companies and other financial service providers; our ability to successfully implement our initiatives to lower our efficiency ratio; our ability to attract and retain key personnel; changes in our personnel, organization, compensation and benefit plans; our ability to successfully implement and achieve the objectives of our Banking-as-a-Service initiatives, including adoption of the initiatives by customers and risks faced by any of our bank collaborations including reputational and regulatory risk; and our success at managing the risks involved in the foregoing items. For further information with respect to factors that could cause actual results to materially differ from the expectations or projections stated in the FLS, please see the Company's publicly available Securities and Exchange Commission filings, including the Company's Form 10-K for the last fiscal year and, in particular, the discussion of "Risk Factors" set forth therein. We urge investors to consider all of these factors carefully in evaluating the FLS contained in this document. FLS speak only as of the date on which such statements are made. We undertake no obligation to update any FLS to reflect events or circumstances after the date on which such statements are made, or to reflect the occurrence of unanticipated events except as required by law.

3Central Pacific Financial Corp. 3rd Quarter 2024 Financial Highlights • Net income of $13.3MM compared to $15.8MM prior quarter • Net income impacted by $3.1 MM in pre-tax expenses related to a strategic opportunity. Excluding these costs, adjusted net income was $15.7MM • NIM expanded 10 bps sequential quarter • Core deposits grew $53.9MM from prior quarter • TCE ratio improved to 7.31% • Quarterly cash dividend maintained at $0.26 3Q24 Actual 3Q24 Non-GAAP 2Q24 Actual NET INCOME / DILUTED EPS $13.3MM / $0.49 $15.7MM / $0.58 $15.8MM / $0.58 PRE-PROVISION NET REVENUE (PPNR) $19.9MM $23.0MM $22.9MM RETURN ON ASSETS (ROA) 0.72% 0.85% 0.86% RETURN ON EQUITY (ROE) 10.02% 11.75% 12.42% TANGIBLE COMMON EQUITY (TCE) 7.31% 7.34% 7.00% NET INTEREST MARGIN (NIM) 3.07% 3.07% 2.97% * Excludes $3.1MM in expenses related to a strategic opportunity. Refer to non-GAAP table in the Appendix. *

4Central Pacific Financial Corp. Tourism YTD Visitor arrivals compared to pre-pandemic 92% 1 Employment Unemployment Rate September 2024 2.9% 1 FACTORS FOR A FAVORABLE HAWAII OUTLOOK • Maui tourism recovery from Maui wildfires in August 2023 continues with August 2024 year-to-date visitor arrivals at ~83% of the previous year • Japanese visitor return slowly improving, with counts up 38% from a year ago, yet still at ~45% of pre-pandemic levels • Low unemployment and strong real estate market • Substantial Federal government contracts and military investments • Increase in public and private investments to address housing shortage • 50% increase in residential units authorized YoY and $1.6 billion planned for Transit Oriented Development 1 Source: Hawaii Department of Business, Economic Development & Tourism. Tourism represents total visitors YTD August 2024 compared to YTD August 2019. 2 Source: Honolulu Board of Realtors. Resilient Hawaii Economy Housing Oahu Median Single- Family Home Price September 2024 $1.1MM 2 1

5Central Pacific Financial Corp. • Conservative growth approach in the current environment • Strong and diverse loan portfolio, with nearly 80% secured by real estate • Overall portfolio yield improved 9 bps to 4.89% in the 3Q24 Diversified Loan Portfolio2 1.22 1.34 1.43 1.60 1.69 1.88 1.94 1.93 1.92 1.91 1.90 0.88 0.98 1.04 1.12 1.16 1.22 1.36 1.38 1.42 1.47 1.47 0.36 0.41 0.47 0.49 0.55 0.64 0.74 0.74 0.73 0.71 0.70 0.45 0.47 0.49 0.57 0.48 0.62 0.80 0.63 0.58 0.54 0.52 0.51 0.50 0.58 0.57 0.96 0.62 0.55 0.57 0.58 0.58 0.59 0.10 0.07 0.07 0.10 0.12 0.12 0.17 0.19 0.17 0.17 0.16 3.52 3.77 4.08 4.45 4.96 5.10 5.56 5.44 5.40 5.38 5.34 - 1.00 2.00 3.00 4.00 5.00 6.00 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 2Q24 3Q24 $ Bi lli on s Loan Portfolio Composition Residential Mortgage Commercial Mortgage Home Equity Consumer Commercial & Industrial Construction

6Central Pacific Financial Corp. Relationship Deposits – Diversified & Granular • 58% of deposits FDIC insured; 63% including collateralized deposits • 56% Commercial (Average account balance of $104,000) / 44% Consumer (Average account balance of $19,000) • 52% Long-tenured customers with CPB 10 years or longer • No brokered deposits 1.39 1.48 1.45 1.60 1.93 2.23 2.20 2.21 2.21 2.23 2.34 1.27 1.40 1.44 1.45 1.79 2.29 2.09 1.91 1.85 1.85 1.84 0.86 0.93 0.95 1.04 1.18 1.42 1.46 1.33 1.29 1.28 1.26 0.39 0.46 0.48 0.50 0.40 0.49 0.70 1.02 1.03 1.03 1.04 0.70 0.69 0.63 0.53 0.50 0.21 0.29 0.38 0.24 0.19 0.12 4.61 4.96 4.95 5.12 5.80 6.64 6.74 6.85 6.62 6.58 6.58 - 1.00 2.00 3.00 4.00 5.00 6.00 7.00 8.00 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 2Q24 3Q24 $ Bi lli on s Deposit Portfolio Composition Savings and Money Market Noninterest-Bearing Demand Interest-Bearing Demand Time Deposits excluding Government Government Time Deposits Total Deposits Note: Totals may not sum due to rounding.

7Central Pacific Financial Corp. 1.32% 1.76% 2.35% 0.00% 0.50% 1.00% 1.50% 2.00% 2.50% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 1Q24 2Q24 3Q24 Total Deposit Cost CPF HI Peers Nat'l Peers • CPF shown as of 3Q24 • HI Peers includes BOH & FHB as of 2Q24. • Nat’l Peers includes publicly traded banks with total assets of $3-10B as of 2Q24. • Source: S&P Global. Low rate-sensitive, relationship-based deposit portfolio provides significant cost advantage Implied Repricing Beta in Current Cycle: CPF 24% HI Peers 32% Nat’l Peers 40% 1.82% 2.52% 3.03% CPF HI Peers Nat'l Peers Total Interest Bearing Deposit Cost 27.9% 30.0% 23.5% CPF HI Peers Nat'l Peers Non-Interest Bearing Deposits to Total Deposits CPF Deposit Cost Advantage

8Central Pacific Financial Corp. 5 STRONG CREDIT RISK MANAGEMENT CONTINUES TO DRIVE LOW LEVELS OF PROBLEM ASSETS Solid Credit Profile 0.05% 0.02% 0.05% 0.04% 0.01% 3Q23 4Q23 1Q24 2Q24 3Q24 Delinquencies 90+Days/Total Loans 0.12% 0.13% 0.19% 0.19% 0.22% 3Q23 4Q23 1Q24 2Q24 3Q24 NPAs/Total Loans 1.09% 0.92% 0.56% 0.66% 0.62% 3Q23 4Q23 1Q24 2Q24 3Q24 Criticized/Total Loans 0.05% 0.07% 0.10% 0.08% 0.07% 0.23% 0.34% 0.24% 0.20% 0.20% 0.28% 0.41% 0.34% 0.28% 0.27% 3Q23 4Q23 1Q24 2Q24 3Q24 Annualized NCO/Avg Loans All Other NCO/Avg Loans Mainland Consumer NCO/Avg Loans * NPA increase primarily due to residential mortgages which are well-collateralized with strong LTVs. *

9Central Pacific Financial Corp. • $3.0MM provision for credit loss on loans in 3Q24 driven by net charge-offs, offset by a credit of $0.2MM to the reserve for unfunded commitments, for a total provision for credit loss of $2.8MM • Strong ACL coverage ratio of 1.15% for 3Q24 Note: Totals may not sum due to rounding. Allowance for Credit Losses $ Millions 3Q23 4Q23 1Q24 2Q24 3Q24 Beginning Balance 63.8 64.5 63.9 63.5 62.2 Net Charge-offs (3.8) (5.6) (4.5) (3.7) (3.6) Provision for Credit Losses 4.5 5.0 4.1 2.4 3.0 Ending Balance 64.5 63.9 63.5 62.2 61.6 Coverage Ratio (ACL to Total Loans) 1.17% 1.18% 1.18% 1.16% 1.15%

10Central Pacific Financial Corp. High Quality Securities Portfolio • $1.3B or 18% of total assets • 92% AAA rated • Portfolio mix: AFS 54% / HTM 46% • $33.2MM in investment securities purchased in 3Q24 at weighted average yield of 4.48% • Interest rate swap on $115.5MM of municipal securities started on 3/31/24; added $1.1MM to interest income in 3Q24 (pay fixed at 2.1%, receive float at Fed Funds) U.S. Treasury & Gov't Agency 83% Municipals 12% Non-Agency CMBS/RMBS 2% Corporate 2% Other 1% Investment Portfolio Composition as of September 30, 2024

11Central Pacific Financial Corp. • Ample alternative sources of liquidity available • Available sources of liquidity total 118% of uninsured/uncollateralized deposits Available Sources of Liquidity $ Millions September 30, 2024 Cash on Balance Sheet 327$ Other Funding Sources: Unpledged Securities 513 FHLB Available Borrowing Capacity 1,720 FRB Available Borrowing Capacity 243 Other Funding Lines 75 Total 2,551$ Total Sources of Liquidity 2,878$ Uninsured/Uncollateralized Deposits 2,437$ % of Uninsured/Uncollateralized Deposits 118%

121Central Pacific Financial Corp. 0.0% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 14.0% 16.0% 18.0% Tier 1 Leverage CET1 Total Capital Regulatory Capital Ratios As September 30, 2024 Regulatory Minimum Well-Capitalized CPF Solid Capital Position 9.5% $280MM capital cushion to well capitalized minimum 12.1% 15.3% STRONG CAPITAL AND SHAREHOLDER RETURN • TCE ratio of 7.3% and CET1 ratio of 12.1% both increasing with retained earnings • Maintained quarterly cash dividend at $0.26 per share which will be payable on December 16, 2024 • No shares repurchased in the 3Q24. $19.1MM remaining available authorization under the share repurchase program $- $0.20 $0.40 $0.60 $0.80 $1.00 $1.20 2016 2017 2018 2019 2020 2021 2022 2023 2024 Cash Dividends Declared per Common Share * * Annualized

13Central Pacific Financial Corp. • Q3 2024 other operating expenses includes $3.1 million in non-recurring expenses related to a strategic opportunity, $1.1 in non-recurring directors/employee deferred compensation plan expenses and $0.5 in other non-recurring expenses • Q4 2023 other operating expenses includes $2.3 million in non-recurring branch lease termination expense and $0.8 million in non-recurring directors/employee deferred compensation plan expenses Other Operating Expenses2 39.6 39.4 40.6 41.2 42.0 - - - - 3.1 0.8 1.1 2.3 0.5 39.6 42.5 40.6 41.2 46.7 25.0 30.0 35.0 40.0 45.0 50.0 Q3 2023 Q4 2023 Q1 2024 Q2 2024 Q3 2024 Total Other Operating Expense (in millions) Recurring Strategic expenses Non-recurring deferred comp plan expenses Other non-recurring

14Central Pacific Financial Corp. Appendix

15Central Pacific Financial Corp. Non-GAAP Disclosure The Company uses certain non-GAAP financial measures in addition to our GAAP results to provide useful information which we believe are better indicators of the Company’s core activities. This information should be considered as supplemental in nature and should not be considered in isolation or as a substitute for the related financial information prepared in accordance with GAAP. The following reconciling adjustments from GAAP or reported financial measures to non-GAAP adjusted financial measures are limited to the $3.1 million in pre-tax expenses related to our evaluation and assessment of a strategic opportunity. Management does not consider these expenses to be representative of the Company's core earnings. 3Q24 Actual Adjustment 3Q24 Non-GAAP NET INCOME $13.3MM +$2.4MM $15.7MM DILUTED EARNINGS PER SHARE (EPS) $0.49 +$0.09 $0.58 PRE-PROVISION NET REVENUE (PPNR) $19.9MM +$3.1MM $23.0MM EFFICIENCY RATIO 70.12% -4.61% 65.51% RETURN ON ASSETS (ROA) 0.72% +0.13% 0.85% RETURN ON EQUITY (ROE) 10.02% +1.73% 11.75% TANGIBLE COMMON EQUITY (TCE) 7.31% +0.03% 7.34%

16Central Pacific Financial Corp. Commercial Real Estate Portfolio OFFICE RETAIL TOTAL BALANCE $198.4MM $290.5MM % OF TOTAL CRE 13% 20% % OF TOTAL LOANS 4% 5% WA LTV 57% 65% WA MONTHS TO MATURITY 69 65 INVESTOR / OWNER- OCCUPIED $128.5MM / $69.9MM $213.2MM / $77.3MM• Hawaii 79% / Mainland 21% • Investor 76% / Owner-Occupied 24% Industrial/Warehouse 27% Retail 20% Apartment 20% Office 13% Hotel 11% Other 4% Shopping Center 3% Storage 2% CRE Portfolio Composition as of September 30, 2024

17Central Pacific Financial Corp. • Total Hawaii Consumer $278MM • Total Mainland Consumer $242MM • Weighted average origination FICO: • 744 for Hawaii Consumer • 741 for Mainland Consumer • Consumer net charge-offs peaked in 4Q23 and declined for 3 consecutive quarters in 3Q24 thus far • Mainland Unsecured: Highly granular with average loan amounts of $12,000 Consumer Loan Portfolio HI Auto $151 , 29% HI Other $127 , 24% Mainland Home Improvement $99 , 19% Mainland Unsecured $55 , 11% Mainland Auto $88 , 17% Consumer Portfolio Composition as of September 30, 2024 ($ Millions)

18Central Pacific Financial Corp. CPB Named Best Bank in Hawaii by Newsweek, Forbes, and Honolulu Star-Advertiser • Newsweek’s Best In State Bank 2024 • Forbes’ Best-In-State Banks 2024 • Forbes’ America’s Best Banks 2024 • Honolulu Star-Advertiser’s Best Bank in Hawaii 2024

19Central Pacific Financial Corp. Environmental, Social & Governance (ESG) Focus 2023 ESG Report available here: https://www.cpb.bank/esg

20Central Pacific Financial Corp. Mahalo